EXHIBIT 21.1

                   SUBSIDIARIES OF SIGNET BANKING CORPORATION
                                December 31, 1995


Subsidiary                                           Place of Incorporation

Signet Bank                                                   Virginia
800 Building Corporation                                      Virginia
Signet Mortgage Corporation                                   Virginia
Signet Second Mortgage Corporation                            Virginia
Signet Bank (Bahamas), Ltd.                                   Bahamas
Second Eleutheran Investment Co., Ltd.                        Bahamas
Signet Trust Company                                          Virginia
Signet Insurance Services, Inc.                               Virginia
Signet Financial Services, Inc.                               Virginia
Signet Commercial Credit Corporation                          Virginia
Signet Strategic Capital Corporation                          Virginia
General Finance Service Corporation                           Pennsylvania
Elgin Corporation                                             Virginia
Signet Investment Banking Company                             Virginia
St. Paul Realty, Inc.                                         Maryland
Signet Equipment Company                                      Maryland
Wharton & Bennett, Inc.                                       Maryland
UTC Prop. No. 2, Inc.                                         Maryland
UTC Prop. No. 3, Inc.                                         Maryland
UTC Prop. No. 4, Inc.                                         Maryland
UTC Prop. No. 5, Inc.                                         Maryland
UTC Prop. No. 6, Inc.                                         Maryland
Landexco, Inc.                                                Maryland
Signet Leasing and Financial Corporation                      Maryland
Signet Insurance Services Inc./Maryland                       Maryland
Signet Realty, Inc.                                           Maryland
Signet Bank N.A.                                              Washington, D.C.
Signet Municipal LeaseCorp., Inc.                             Virginia
The Budget Plan Company of Virginia                           Virginia
Signet Lending Services, Inc.                                 Tennessee
DOPWO, Inc.                                                   Virginia
NP Corporation                                                Maryland
NP No. 3 Corporation                                          Maryland
NP No. 4 Corporation                                          Maryland
NP No. 5 Corporation                                          Maryland
NP No. 7 Corporation                                          Maryland
NP No. 8 Corporation                                          Maryland
NP No. 9 Corporation                                          Maryland
NP No. 10 Corporation                                         Maryland
VMD Servicing Corporation                                     Maryland
MWG VII, Inc.                                                 Maryland
Signet Residential Finance Corporation                        Virginia
FH Crossings, Ltd.                                            Virginia
FH Properties, No. 4, Inc.                                    Virginia
FH Properties, No. 6, Inc.                                    Virginia
FH Properties, No. 7, Inc.                                    Virginia
FH Properties, No. 9, Inc.                                    Virginia
FH Properties, No. 10, Inc.                                   Virginia
FH Properties, No. 13, Inc.                                   Virginia
Signet Business Leasing Corporation                           Virginia
Signet Loan Company                                           Pennsylvania


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                                                                   EXHIBIT 21.1

                   SUBSIDIARIES OF SIGNET BANKING CORPORATION
                                December 31, 1995


Subsidiary                                           Place of Incorporation

RE IV, Inc.                                                   Maryland
RE VIII, Inc.                                                 Maryland
RE IX, Inc.                                                   Maryland
EEI Holding's Corporation, Inc.                               Maryland
RE XI, Inc.                                                   Maryland
RE XV, Inc.                                                   Maryland
SM II, Inc.                                                   Maryland
SM III, Inc.                                                  Maryland
SM IV, Inc.                                                   Maryland
SM V, Inc.                                                    Maryland
SM VI, Inc.                                                   Maryland
SM VII, Inc.                                                  Maryland
SM VIII, Inc.                                                 Maryland
SM IX, Inc.                                                   Maryland
SM X, Inc.                                                    Maryland
SM XI, Inc.                                                   Maryland
SM XII, Inc.                                                  Maryland
SM XIII, Inc.                                                 Maryland
SM XIV, Inc.                                                  Maryland
SM XV, Inc.                                                   Maryland
SM XVI, Inc.                                                  Maryland
Signet Asset Management, Inc./Delaware                        Delaware
Signet Banking Corporation/Delaware                           Delaware
Signet Commercial Credit Corporation/Delaware                 Delaware
Signet Credit Corporation/Delaware                            Delaware
Signet Equipment Company/Delaware                             Delaware
Signet Financial Corporation/Delaware                         Delaware
Signet Insurance Services, Inc./Delaware                      Delaware
Signet Investment Banking Corporation/Delaware                Delaware
Signet Investment Corporation/Delaware                        Delaware
Signet Leasing & Financial Corporation/Delaware               Delaware
Signet Properties Company/Delaware                            Delaware
Signet Services Corporation/Delaware                          Delaware
Signet Venture Capital Corporation/Delaware                   Delaware
Virtus Capital Management, Inc.                               Maryland
Pioneer Properties, Inc.                                      Virginia
Pioneer Asset Management                                      Virginia
Pioneer Mortgage Corporation                                  Virginia
Pioneer Development Corporation                               Virginia
PFR Corporation                                               Virginia
Pioneer Properties I, Inc.                                    Virginia
Pioneer Properties II, Inc.                                   Virginia
Pioneer Properties III, Inc.                                  Virginia
Pioneer Capital I, Inc.                                       Virginia